Ivy Funds Variable Insurance Portfolios

Supplement dated October 2, 2015 to the

Ivy Funds Variable Insurance Portfolios Prospectus

dated April 30, 2015

and as supplemented May 26, 2015 and July 1, 2015

Effective October 2, 2015, all references to Susan Regan where they appear in relation to Ivy Funds VIP Bond are deleted.

The following replaces the “Portfolio Manager” section for Ivy Funds VIP Bond:

Portfolio Manager

Rick Perry, Senior Vice President of WRIMCO, has managed the Portfolio since October 2015.

The following replaces the “The Management of the Portfolios — Portfolio Management — Ivy Funds VIP Bond” section:

Ivy Funds VIP Bond: Rick Perry is primarily responsible for the day-to-day management of Ivy Funds VIP Bond. Mr. Perry has held his responsibilities for Ivy Funds VIP Bond since October 2015. He is Senior Vice President of WRIMCO, Vice President of the Trust, and Vice President of and portfolio manager for other investment companies for which WRIMCO serves as investment manager. Mr. Perry joined WRIMCO in October 2015 as a portfolio manager. Prior to joining WRIMCO, he had served as head of investment grade credit for Aegon USA Investment Management since 2006 and had previously served as a portfolio manager with Aegon since 2001. Mr. Perry graduated from Central College in 1989 with a BA in Accounting and in Business Management and earned an MBA with a concentration in Investments from the University of Iowa in 1992. Mr. Perry is a Chartered Financial Analyst and a Certified Public Accountant.

The following replaces the “The Management of the Portfolios — Portfolio Management — Ivy Funds VIP Limited-Term Bond” section:

Ivy Funds VIP Limited-Term Bond: Susan Regan is primarily responsible for the day-to-day management of Ivy Funds VIP Limited-Term Bond. Ms. Regan has held her responsibilities for Ivy Funds VIP Limited-Term Bond since August 2014. She is Vice President of WRIMCO and IICO, Vice President of the Trust, and Vice President of and portfolio manager for another investment company for which IICO serves as investment manager. Ms. Regan joined Waddell & Reed in November 2007 as a fixed-income investment analyst and trader. She was appointed assistant vice president and assistant portfolio manager in January 2010. She earned a BA in economics in May 1984 and an MA in economics in December 1985 from the University of Missouri-Columbia.

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